SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: June 1, 2005

                           MSGI SECURITY SOLUTIONS, INC.

               (Exact name of Registrant as specified in charter)



  Nevada                       0-16730                 88-0085608
--------------------------------------------------------------------------------
(State or other              (Commission              (I.R.S. Employer
jurisdiction of              File No.)              Identification No.)
incorporation)


                               575 Madison Avenue
                            New York, New York 10022
                    (Address of Principal Executive Offices)

                                  917-339-7134
              (Registrant's telephone number, including area code)



Item 1.01 Entry into a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposal of Assets

On June 1, 2005, MSGI Security Solutions, Inc. (the "Company") entered into a Stock Purchase Agreement with Franco Cappiello to acquire Mr. Cappiello's equity ownership interests in AONet International srl ("AONet"), a limited liability company organized under the laws of the Republic of Italy, representing 51% of all of AONet's equity ownership interests issued and outstanding as of the date of the Stock Purchase Agreement on a fully diluted basis. The purchase price for the 51% stake is 1,100,000 Euro, of which 350,000 Euro has been paid to date (100,000 Euro on May 17, 2005 and 250,000 Euro on June 1, 2005) and the
remainder is payable in three equal installments of 250,000 Euro due on each of September 30 and December 31, 2005 and March 31, 2006. The Stock Purchase Agreement provides that, if the Company fails to pay any of the individual installments within 48 hours of the applicable due date, the Stock Purchase Agreement will be terminated and the Company will be obligated to return all acquired equity ownership interests in AONet to Mr. Cappiello, forfeiting any and all payments made to that date.

In addition, under the Stock Purchase Agreement, all the remaining shareholders of AONet have granted the Company an option to purchase the remaining 49% of AONet's equity ownership interests for a purchase price equal to the lesser of
(a) 2.3 times the EBITDA of AONet for the fiscal year 2006, computed on the basis of U.S. GAAP and (b) 1,200,000 Euro. This option is to be exercised by the Company by March 31, 2007. If the Company decides not to or fails to exercise this option by such date, it will be obligated to return to Mr. Cappiello 2% of the interests acquired under the Stock Purchase Agreement (such that the Company will no longer own a controlling interest in AONet).

In connection with the transaction, the Company issued 100,000 shares of restricted common stock of the Company to an unaffiliated entity that acted as a professional services consultant. The shares have been issued and were deemed to be exempt from registration pursuant to Section 4(2) of the Securities Act and Regulation D promulgated there under as a transaction not involving any public offering. The recipient of securities represented their intention to acquire the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof, and appropriate legends were affixed to the securities issued.

The foregoing summary is qualified in its entirety by the Stock Purchase Agreement incorporated herein as Exhibit 2.1.

Item 9.01. Financial Statements and Exhibits

(a) Financials statement of business acquired. * (b) Pro forma financial information. *
(c) The following documents are filed herewith as exhibits to this Form 8-K:

Exhibit No.

2.1 Stock Purchase Agreement dated as of June 1, 2005 (all Exhibits and Schedules are omitted from this filing, but will be filed with the Commission supplementally upon request).

99.1 Press Release issued by the Registrant dated June 2, 2005.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MSGI Security Solutions, Inc..


Date: June 7, 2005                            By: /s/ Richard J. Mitchell III
                                                ----------------------------
                                            Name:    Richard J. Mitchell III
                                            Title:   Chief Accounting Officer












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                               UNAUDITED PRO FORMA
                              FINANCIAL STATEMENTS


* It is impracticable for the Company to provide the required financial statements and pro forma financial information as of the date hereof. The Company will file the required pro forma financial information no later than 71 days after the date hereof.





                                  EXHIBIT INDEX

Exhibit No.                    Description of Exhibit

2.1 Stock Purchase Agreement dated as of June 1, 2005 (all Exhibits and Schedules are omitted from this filing, but will be filed with the Commission supplementally upon request).

99.1 Press Release issued by the Registrant dated June 2, 2005.












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